Filed pursuant to Rule 497(e)

Registration No. 333-193915

BMO LGM Frontier Markets Equity Fund

Supplement dated October 23, 2017 to the Prospectus dated December 29, 2016

Due to capacity constraints and related investment considerations, the Board of Trustees of BMO LGM Frontier Markets Equity Fund (the “Fund”) has approved the recommendation from BMO Asset Management Corp. (the “Adviser”) to limit new investments in the Fund. As the Fund’s total assets exceed $100 million, effective October 23, 2017 (the “Closing Date”), the Fund will close to new investments except as described below.

•	Shareholders of the Fund as of the Closing Date may continue to purchase additional Fund shares.

•	Trustees of the Fund, employees of the Adviser and its affiliates, and their spouse or domestic partner or their children may purchase Fund shares following the Closing Date.

The Adviser may, for any reason, make additional exceptions, limit, reject or otherwise modify any exception, and reopen the Fund to new shareholders at any time.

This supplement should be retained with your Prospectus for future reference.